Credit Suisse Asset Management Strategic Global Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.          Gregg M. Diliberto
CHAIRMAN OF THE BOARD           INVESTMENT OFFICER
Prof. Enrique R. Arzac          Suzanne E. Moran
DIRECTOR                        INVESTMENT OFFICER
Lawrence J. Fox                 Hal Liebes
DIRECTOR                        SENIOR VICE PRESIDENT
James S. Pasman, Jr.            Michael A. Pignataro
DIRECTOR                        CHIEF FINANCIAL OFFICER, VICE
Richard J. Lindquist            PRESIDENT AND SECRETARY
PRESIDENT AND CHIEF INVESTMENT  Robert M. Rizza
OFFICER                         VICE PRESIDENT AND TREASURER

--------------------------------------------------------
INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232

--------------------------------------------------------
ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
BankBoston, N.A.
P.O. Box 1865
Mailstop 45-02-62
Boston, Massachusetts 02105-1865
Phone 1-800-730-6001

--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019

--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

--------------------------------------------------------

---------------------------------------------------------------------------

                         Credit Suisse Asset Management
                       Strategic Global Income Fund, Inc.

---------------------------------------------------------------------------

                                 ANNUAL REPORT
                               December 31, 1999

CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.
FOURTH QUARTER REPORT - 12/31/99

----------
Dear Shareholders:                                              January 25, 2000

We are writing to report on the activities of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("the Fund") for the quarter ended December 31, 1999 and to discuss our investment strategy.

    At December 31, 1999, the Fund's net asset value ("NAV") was $8.46, compared to an NAV of $8.90 at September 30, 1999. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.145 per share) for the period was -2.9%. For 1999 as a whole, the Fund returned 1.9%.

    At December 31, 1999, $62.7 million was invested in high yield debt securities; $1.7 million in investment-grade debt securities; $23.3 million in emerging-market debt securities; and the balance of $11.5 million in developed-world debt securities, equity securities and cash equivalents. Of the debt securities, the largest concentration (62.2%) was invested in B-rated issues.

THE MARKET: REBOUNDING

    Sentiment and performance in the high yield market rebounded nicely in the fourth quarter from their weakness in the third quarter. As measured by the Salomon Smith Barney High-Yield Market Index, the broad high yield market rose 1.7% after falling by the same amount in the third quarter.

    On a big-picture level, two factors helped to set a generally positive tone. The first was changing perceptions about higher U.S. inflation which, in turn, would likely compel the Federal Reserve to raise interest rates. While high yield participants had previously joined investors in most other financial markets in expressing great concern about increasing inflation and rates, they took a more optimistic approach this time around.

    The consensus high yield perspective was simply more hopeful and reflected confidence--whether based on careful analysis, wishful thinking or both--that strong economic growth would benefit high yield issuers more in terms of increasing revenues and cash flow than it would hurt them via rising rates due to inflation. When the Fed raised rates by 25 basis points on November 16, therefore, the market didn't fall apart. If anything, the Fed's indications that it would postpone any further rate hikes until after the new year served to boost confidence even more.

    The second big-picture factor was receding fears of Y2K-related technology dangers, which had been a growing part of investor consciousness as the year progressed. Such fears began to dissipate around mid-November, though, thus flashing a figurative green light to investors in relatively risky assets like equities and high yield. Ironically, the lower trading volumes in late December resulting from Y2K-based precautions helped to magnify price swings on the upside for selected instruments.

    Quarterly performance among emerging debt markets was even stronger. In addition to the same big-picture elements that helped high yield, they benefited from interest from buyers who sought to initiate positions ahead of a widely anticipated rally in the first quarter of 2000; buoyancy in global equity markets; a favorable environment for global economic growth; greater investor comfort with risk; and improving sovereign creditworthiness.

PERFORMANCE: STRENGTH IN HIGH YIELD AND EMERGING MARKETS

    The Fund underperformed the broad high yield market during the quarter. We attribute this to the effect of a rights offering to existing shareholders that we successfully completed in late October. As we indicated to shareholders at that time, the issuance of new shares as per the rights offering would likely have a dilutive impact on the Fund's NAV. This is exactly what happened.

    Performance within the portfolio was much more favorable. The high yield portion did well in the quarter primarily due to our ongoing overweight allocations to three key industries:

    - TELECOMMUNICATIONS. While the high yield telecom sector outperformed the overall high yield market on the back of equities' strength and an active environment for industry consolidation, our choices within the sector helped the Fund's telecom holdings to do even better. More specifically, we emphasized wireless companies, which excelled, and avoided paging companies, which underperformed; and we favored deferred-interest issues, which decisively outperformed traditional cash-paying securities.

    - CABLE/MEDIA. We have long overweighted cable and media companies in the belief that they would benefit from enduring trends of consolidation and improving operating results. Both such trends were very much in evidence not simply in the quarter, but throughout the entire year.

    - GAMING. Our comments about cable/media also apply to the gaming business. In addition, we shifted our holdings away from companies with significant operations in the gaming centers of Las Vegas and Atlantic City, where industry conditions were somewhat problematic, and toward those with facilities in more favorable environments elsewhere.

    Performance of the emerging markets portion of the portfolio, which accounted for roughly one-quarter of total assets, also was strong and added to the Fund's overall return.

OUTLOOK: CAUTIOUS IN NEAR TERM, OPTIMISTIC FURTHER AHEAD

    HIGH YIELD. We continue to see current fundamentals for the broad high yield market as quite good. Nonetheless, we expect overall high yield activity to be most responsive to external conditions, particularly the outlook for U.S. interest rates.

    Our sense is that the obsessive "Fed-watching" behavior that we used to describe the market in the second and third quarters will reassume a dominant psychological role throughout the fixed income universe. Investors are unlikely to think and act beyond a month-to-month perspective until the interest-rate environment becomes clearer. We do not anticipate this occurring before the middle of the year or so.

    The bottom line: we believe that a cautious stance is most appropriate for the time being, and expect high yield to outperform investment-grade sectors based on its higher absolute yields and relatively better prospects during periods of strong macroeconomic growth.

    The essential strategy with which we have managed the Fund's high yield portion for some time remains intact. We are keeping the portfolio most heavily weighted in telecommunications, cable/media and gaming, whose positive industry and company fundamentals are unchanged. We are also selectively adding to positions in economically sensitive industries such as paper and energy, whose underlying fundamentals are beginning to show genuine signs of improvement, and will continue to do so if this trend continues.

    INTERNATIONAL. Our outlook for emerging debt markets remains optimistic, but a bit less so than previously, for two reasons. The first, simply, is that prices already include much of our earlier expectations.

    The second--similar to our view on the high yield market--is that we expect investors to fall into a Fed-watching pattern that is most responsive to economic and monetary conditions in the U.S. during much of the first half of the year. Nervousness about Mexican elections to be held in July should inject an additional element of political uncertainty into market sentiment.

    By midyear, though, there should be greater visibility about both of these matters, which should help investors to form stronger opinions about the market's direction. The most probable outcome of the Mexican elections, furthermore, could well clear the way for Mexican debt to be upgraded to investment-grade status; if that occurs, it would likely have a highly positive impact on prices of emerging debt securities generally.

    We are reducing risk in the Fund's emerging portion in line with our concerns about its vulnerability to what happens in the U.S. More specifically: we are emphasizing Eastern European nations like Bulgaria, Croatia and Turkey, which have greater exposure to the upbeat scenario we envision for Western Europe; raising the allocation to Argentina, whose short-duration assets offer good value; and lowering the Fund's positions in Russia and Mexico, as we perceive greater downside than upside in each.

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.

Sincerely yours,

/s/ Richard J. Lindquist

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

/s/ William W. Priest, Jr.
William W. Priest, Jr.
CHAIRMAN OF THE BOARD**

    FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

    I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

    II. Effective May 11, 1999, the BEA Strategic Global Income Fund, Inc. announced that, following approval by shareholders at their Annual Shareholders' Meeting held on May 10, 1999, the Fund had changed its name to Credit Suisse Asset Management Strategic Global Income Fund, Inc. The Fund's ticker symbol on the New York Stock Exchange changed to "CGF" from"FBI" accordingly.

    III. Effective September 7, 1999, shareholders whose shares are registered in their name are automatically eligible to participate in a dividend reinvestment program known as the InvestLink Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 25 through 26 of this report.

    * Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse Asset Management Income Fund, Inc.

    ** William W. Priest, Jr., who is a Managing Director and Chief Executive Officer-Americas of Credit Suisse Asset Management, LLC ("CSAM"), joined CSAM in 1972. Mr. Priest is a Director and Chairman of other investment companies advised by CSAM.

CSAM STRATEGIC GLOBAL INCOME FUND

TOP TEN HOLDINGS (UNAUDITED)

(as a % of net assets as of 12/31/99)
-----------------------------------------------------------------------------------

 1.  Federal Republic of Brazil, Capitalization Bonds 8.00%,
       4/15/14...................................................           2.10%
 2.  Republic of Argentina, Debentures 6.8125%, 3/31/05..........           1.47%
 3.  Federal Republic of Brazil, Bearer 6.9375%, 4/15/06.........           1.45%
 4.  Spanish Broadcasting System, Inc............................           1.41%
 5.  Dr. Pepper Bottling Holdings, Inc. Class A..................           1.11%
 6.  Federal Republic of Brazil, Foreign Government Gtd. 7.00%,
       4/15/12...................................................           1.01%
 7.  Republic of Argentina Secured Par Bonds, Series L-GP 6.00%,
       3/31/23...................................................           0.86%
 8.  Russia Federation, Registered Series 8.75%, 7/24/05.........           0.81%
 9.  Federal Republic of Brazil, Debentures Series EI-L Bearer
       10.125%, 5/15/27..........................................           0.77%
10.  Banco Nacional de Commercio 7.25%, 02/02/04.................           0.76%

CREDIT QUALITY BREAKDOWN (UNAUDITED)

(as a % of total investments as of 12/31/99)
------------------------------------------------------------------------------

AAA/Aaa.....................................................            1.1%
A/A.........................................................            0.2
BBB/Baa.....................................................            0.4
BB/Ba.......................................................           12.3
B/B.........................................................           55.6
CCC/Caa.....................................................            7.2
N/R.........................................................           12.7
                                                              ----------------
  Subtotal..................................................           89.5
Equities and Other..........................................           10.5
                                                              ----------------
  Total.....................................................          100.0%
                                                              ================

PORTFOLIO OF INVESTMENTS

---------

DECEMBER 31, 1999

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
DOMESTIC SECURITIES (72.0%)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (62.3%)
--------------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.2%)
              Sequa Corp.
               Sr. Notes
               9.00%, 08/01/09                       Ba2    $        250    $    242,812
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
AUTOMOTIVE (1.3%)
              Cambridge Industries, Inc.
               Sr. Sub. Notes
               10.25%, 7/15/07                        B3             250         101,875
              Collins & Aikman
               Products
               Sr. Sub. Notes
               11.50%, 4/15/06                        B3             250         246,875
              Delco Remy
               International, Inc.
               Gtd. Sr. Sub. Notes
               10.625%, 8/1/06                        B2             250         258,750
              Hayes Lemmerz
               International, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               8.25%, 12/15/08                        B2             250         227,500
              Motor Coach Industries
               International, Inc.
               Gtd.
               11.25%, 5/1/09                         B2             250         255,625
              Oxford Automotive, Inc.
               Gtd. Sr. Sub. Notes
               10.125%, 6/15/07                     Caa1             250         235,625
                                                                            ------------
                    GROUP TOTAL                                                1,326,250
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (5.1%)
         (1)  Acme Television L.L.C./
               ACME Financial Corp.
               Gtd. Sr. Discount Notes
               0.00%, 9/30/04                         B3             500         450,625
              AMFM, Inc.
               Gtd.
               9.00%, 10/1/08                         B1             250         260,000
      (1)(2)  Australis Holdings Pty. Ltd.
               Yankee Sr. Secured
               Discount Notes
               0.00%, 11/1/02                        N/R             650           6,500
         (2)  Australis Media Ltd.
               Yankee Units
               15.75%, 5/15/03                         C             729           3,644
              Capstar Broadcasting
               Partners, Inc.:
               Sr. Sub. Notes
               9.25%, 7/1/07                          B2             200         203,500
         (1)   Sr. Discount Notes
               0.00%, 2/1/09                          B2             500         446,875
              Citadel Broadcasting Co.
               Gtd.
               9.25%, 11/15/08                        B3             250         252,500

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              EchoStar
               Communications Corp.
               Gtd Sr. Discount Notes
               9.375%, 2/1/09                         B2    $        250    $    250,625
              Granite Broadcasting, Inc.
               Sr. Sub. Notes
               8.875%, 5/15/08                        B3             250         238,750
              Pegasus Media &
               Communications, Inc.
               Series B, Notes
               12.50%, 7/1/05                         B2             250         268,125
              Salem Communications
               Series B, Gtd.
               9.50%, 10/1/07                         B3             250         251,875
              Sinclair Broadcast
               Group, Inc.:
               Sr. Sub. Notes
               10.00%, 9/30/05                        B2             300         298,500
               8.75%, 12/15/07                        B2             250         231,250
              Susquehanna Media Co.
               Sr. Sub. Notes
               8.50%, 5/15/09                         B1             150         145,875
              Time Warner
               Telecom LLC
               Sr. Notes
               9.75%, 7/15/08                         B2             250         256,250
         (1)  United International
               Holdings, Inc.
               Series B,
               Sr. Discount Notes
               0.00%, 2/15/08                         B3             500         316,250
              Univision Network
               Holding L.P.
               Sub. Notes
               7.00%, 12/17/02                       N/R             573         693,421
              Young Broadcasting, Inc.:
               Series B,
               Gtd. Sr. Sub. Notes
               9.00%, 1/15/06                         B2             200         193,500
               8.75%, 6/15/07                         B2             450         430,875
                                                                            ------------
                    GROUP TOTAL                                                5,198,940
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (0.4%)
              General Binding Corp.
               Gtd. Sr. Sub. Notes
               9.375%, 6/1/08                         B2             250         111,875
              Iron Mountain, Inc.
               Sr. Notes
               8.75%, 9/30/09                         B3             250         241,250
                                                                            ------------
                    GROUP TOTAL                                                  353,125
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
CABLE (6.5%)
              Adelphia Communications
               Sr. Notes
               8.375%, 2/1/08                         B1             200         186,000
         (1)  Avalon Cable Holdings, Inc.
               Sr. Discount Notes
               0.00%, 12/1/08                       Caa1             500         328,125

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              CSC Holdings, Inc.
               Sr. Sub. Debentures
               9.875%, 2/15/13                        B1    $        250    $    263,750
              Century Communications
               Corp.
               Sr. Notes
               8.75%, 10/1/07                        Ba3             250         238,125
              Charter Communication
               Holdings:
               Sr. Notes
               8.625%, 4/1/09                         B3             250         231,250
         (1)   Sr. Discount Notes
               0.00%, 4/1/11                          B3             300         176,625
              Classic Cable, Inc.
               Gtd.
               Sr. Sub. Notes
               3.375%, 8/1/09                         B3             250         245,625
              Coaxial Communications, Inc.
               Gtd. Sr. Notes
               10.00%, 8/15/06                        B3             250         245,625
              Comcast Corp.
               Sr. Sub. Notes
               9.125%, 10/15/06                       B2             250         254,587
         (1)  Comcast UK Cable
               Partners, Ltd.
               Yankee Sr. Debentures
               0.00%, 11/15/07                        B2             500         475,000
         (1)  DIVA Systems Corp.
               Series B,
               Sr. Discount Notes
               0.00%, 3/1/08                         N/R             810         270,540
         (1)  Diamond Cable
               Communications plc
               Yankee Discount Notes
               0.00%, 12/15/05                      Caa1             300         283,500
              Falcon Holdings
               Group L.P.
               Series B, Debentures
               8.375%, 4/15/10                        B2             250         251,875
         (1)  Falcon Holdings
               Group L.P./
               Falcon Funding Corp.
               Sr. Discount Debentures
               0.00%, 4/15/10                         B2             500         373,125
         (1)  International Cable
               Television
               Sr. Notes
               0.00%, 2/1/06                          B3             500         450,000
              James Cable Partners L.P.
               Series B, Sr. Notes
               10.75%, 8/15/04                       N/R             250         253,750
              Lenfest Communications, Inc.
               Sr. Sub. Notes
               10.50%, 6/15/06                        B2             350         385,000
              Mediacom LLC/Capital Corp.
               Sr. Notes
               7.875%, 2/15/11                        B2             250         220,625
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              NTL Communications Corp.:
               Series B, Sr. Notes
               10.00%, 2/15/07                        B3    $        250    $    257,500
         (1)   0.00%, 10/1/08                         B3             250         175,000
              Northland Cable
               Television
               Gtd.
               10.25%, 11/15/07                       B3             250         251,250
              Olympus Communications
               LP/Capital Corp.
               Series B, Sr. Notes
               10.625%, 11/15/06                      B1             250         270,313
              Rogers Cablesystems Ltd.
               Yankee Gtd.
               10.00%, 12/1/07                       Ba3             250         265,625
         (1)  Telewest Communications plc
               Yankee Sr. Sub.
               Discount Debentures
               0.00%, 10/1/07                         B1             250         233,125
                                                                            ------------
                    GROUP TOTAL                                                6,585,940
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
CHEMICALS (1.5%)
              General Chemical
               Industrial Products
               Sr. Sub. Notes
               10.625%, 5/1/09                        B3             250         246,875
         (3)  Huntsman Corp.
               Sr. Sub. Notes
               9.50%, 7/1/07                          B2             250         238,125
              Huntsman Polymers Corp.
               Sr. Notes
               11.75%, 12/1/04                        B1             250         262,500
              Lyondell Chemical Co.
               Series B, Secured Notes
               9.875%, 5/1/07                        Ba3             250         258,750
              NL Industries, Inc.
               Sr. Secured Notes
               11.75%, 10/15/03                       B1             150         155,250
              Philipp Brothers
               Chemicals, Inc.
               Gtd.
               9.875%, 6/1/08                         B3             150         131,813
              Texas Petrochemical Corp.
               Series B,
               Sr. Sub. Notes
               11.125%, 7/1/06                       N/R             250         216,875
                                                                            ------------
                    GROUP TOTAL                                                1,510,188
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (0.8%)
              American Architectural
               Products Corp.
               Gtd. Sr. Notes
               11.75%, 12/01/07                     Caa1             250          71,875
              Brand Scaffold Services
               Sr. Notes
               10.25%, 2/15/08                        B3             150         135,750

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              Collins & Aikman
               Floor Coverings
               Series B,
               Sr. Sub. Notes
               10.00%, 1/15/07                        B3    $        250    $    245,000
              International Utility
               Structures, Inc.
               Yankee Sr. Sub. Notes
               10.75%, 2/1/08                       Caa1             150         124,875
              Presley Companies
               Sr. Notes
               12.50%, 7/1/01                       Caa3             250         212,500
                                                                            ------------
                    GROUP TOTAL                                                  790,000
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (1.8%)
         (1)  Coinstar, Inc.
               Sr. Discount Notes
               0.00%, 10/1/06                       Caa1             350         366,187
              Drypers Corp.
               Series B, Sr. Notes
               10.25%, 6/15/07                      Caa1             150         122,250
              Holmes Products Corp.
               Gtd. Sr. Sub. Notes
               9.875%, 11/15/07                       B3             200         149,500
              Jordan Industries, Inc.
               Series B, Sr. Notes
               10.375%, 8/1/07                        B3             225         224,438
         (1)  Knology Holdings, Inc.
               Sr. Discount Notes
               0.00%, 10/15/07                       N/R             250         164,688
              Playtex Products, Inc.
               Series B, Gtd. Sr. Notes
               8.875%, 7/15/04                        B1             200         200,000
              Revlon Consumer
               Products Corp.
               Series B,
               Sr. Sub. Notes
               8.625%, 2/1/08                         B3             250         122,500
      (3)(4)  Scotts Co.
               Sr. Sub. Notes
               8.625%, 1/15/09                        B2             250         244,375
              United Rentals, Inc.
               Sr. Sub. Notes
               9.25%, 1/15/09                         B1             250         240,000
                                                                            ------------
                    GROUP TOTAL                                                1,833,938
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
ELECTRONICS (1.0%)
              Details, Inc.
               Series B, Sr. Sub. Notes
               10.00%, 11/15/05                       B3             250         230,625
              Metromedia Fiber
               Networks, Inc.
               Series B, Sr. Notes
               10.00%, 11/15/08                       B2             250         256,250
              Numatics, Inc.
               Series B, Gtd.
               9.625%, 4/1/08                         B3             200         149,500
              Unisys Corp.
               Sr. Notes
               11.75%, 10/15/04                       B1             100         110,000
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              Viasystems, Inc.
               Sr. Sub. Notes
               9.75%, 6/1/07                          B3    $        250    $    136,875
              Zilog, Inc.
               Series B, Gtd.
               Sr. Notes
               9.50%, 3/1/05                          B2             150         138,750
                                                                            ------------
                    GROUP TOTAL                                                1,022,000
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (3.6%)
              AES Corp.
               Sr. Notes
               9.50%, 6/1/09                         Ba1             250         251,875
              Bellwether Exploration Co.
               Gtd. Sr. Sub. Notes
               10.875%, 4/1/07                        B3             250         229,375
              Canadian Forest Oil, Ltd.
               Sr. Sub. Notes
               8.75%, 9/15/07                         B2             250         238,750
              Cliffs Drilling Co.
               Series D, Gtd. Sr. Notes
               10.25%, 5/15/03                        B1             250         255,625
         (3)  CMS Energy/Atlantic Methanol
               Secured Notes
               10.875%, 12/15/00                      B1             250         250,938
              Continental Resources, Inc.
               Gtd. Sr. Notes
               10.25%, 8/1/08                         B3             150         130,875
              Contour Energy Co.
               Gtd.
               14.00%, 4/15/03                        B3             184         178,480
              Dual Drilling Co.
               Gtd.
               Sr. Sub. Notes
               9.875%, 1/15/04                      Baa3             250         258,363
              Energy Corp. of America
               Series A, Sr. Sub. Notes
               9.50%, 5/15/07                         B2             250         175,000
              Frontier Oil Corp.:
               Series A, Sr. Notes
               9.125%, 2/15/06                        B2             200         180,500
               11.75%, 11/15/09                       B2             250         245,625
              H.S. Resources, Inc.
               Gtd. Sr. Sub. Notes
               9.25%, 11/15/06                        B2             250         248,125
              Key Energy Services
               Sr. Sub. Notes
               14.00%, 1/15/09                        B3             250         272,813
              Ocean Energy Inc.
               Series B, Gtd.
               8.375%, 7/1/08                        Ba3             150         147,000
              Parker Drilling Co.
               Series D, Gtd.
               9.75%, 11/15/06                        B1             250         241,875
              Southwest Royalties, Inc.
               Series B, Gtd. Sr. Notes
               10.50%, 10/15/04                       B3             250         137,500

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              Wiser Oil Co.
               Gtd.
               Sr. Sub. Notes
               9.50%, 5/15/07                         B2    $        250    $    193,125
                                                                            ------------
                    GROUP TOTAL                                                3,635,844
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.1%)
              Ackerley Group, Inc.
               Series B, Sr. Sub. Notes
               9.00%, 1/15/09                         B2             250         244,375
              American Skiing Co.
               Series B, Sr. Sub. Notes
               12.00%, 7/15/06                        B3             200         180,500
              Bally Total Fitness
               Holdings, Corp.
               Series D, Sr. Sub. Notes
               9.875%, 10/15/07                       B3             150         145,125
              Booth Creek Ski
               Holdings, Inc.
               Series B, Sr. Notes
               12.50%, 3/15/07                      Caa1             250         179,375
              Cinemark U.S.A. Inc.,
               Series D, Sr. Sub. Notes
               9.625%, 8/1/08                         B3             200         184,500
              PTI Holdings, Inc.
               Sub. Notes
               7.00%, 12/17/02                       N/R             507         613,367
      (2)(3)  Premier Cruises, Ltd.
               Sr. Notes
               11.00%, 3/15/08                        B3             250          12,500
              Premier Parks, Inc.
               Sr. Notes
               9.75%, 6/15/07                         B3             150         149,625
              Production Resource
               Group L.L.C./PRG
               Finance Group
               Gtd.
               Sr. Sub. Notes
               11.50%, 1/15/08                      Caa2             250         222,500
              Regal Cinemas, Inc.:
               Sr. Sub. Notes
               9.50%, 6/1/08                        Caa1              50          38,000
               8.875%, 12/15/10                     Caa1             250         184,375
                                                                            ------------
                    GROUP TOTAL                                                2,154,242
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.6%)
              Arcadia Financial Ltd.
               Sr. Notes
               11.50%, 03/15/07                       B3             275         283,938
              Sovereign Bancorp
               Sr. Notes
               10.50%, 11/15/06                      Ba3             250         253,750
         (2)  Westfed Holdings
               Sr. Debentures
               15.50%, 9/15/99                       N/R             250          47,500
                                                                            ------------
                    GROUP TOTAL                                                  585,188
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
FOOD & BEVERAGES (1.4%)
              AmeriServ Food
               Distribution, Inc.
               Gtd. Sr. Notes
               8.875%, 10/15/06                       B1    $        200    $    110,000
              Archibald Candy Corp.
               Gtd. Sr. Secured Notes
               10.25%, 7/1/04                         B2             250         242,500
              Carrols Corp.
               Gtd.
               9.50%, 12/1/08                         B2             150         137,625
              Fleming Companies, Inc.
               Sr. Sub. Notes
               10.50%, 12/1/04                        B3             200         185,000
         (3)  Premier International
               Foods plc
               Sr. Notes
               12.00%, 9/1/09                         B3             400         399,000
              Stater Brothers
               Holdings, Inc.
               Sr. Notes
               10.75%, 8/15/06                        B2             250         250,625
              Vlasic Foods
               International, Inc.
               Series B, Sr. Sub. Notes
               10.25%, 7/1/09                         B2             150         143,063
                                                                            ------------
                    GROUP TOTAL                                                1,467,813
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
HEALTH CARE (0.6%)
         (3)  ICN Pharmaceutical
               Sr. Notes
               8.75%, 11/15/08                       Ba3             250         231,563
              Insight Health Services Corp.
               Gtd. Sr. Sub. Notes
               9.625%, 6/15/08                        B3             200         188,500
      (3)(4)  Unilab Finance Corp.
               Sr. Sub. Notes
               12.75%, 10/1/09                        B3             150         156,375
                                                                            ------------
                    GROUP TOTAL                                                  576,438
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (1.6%)
              AAF-McQuay, Inc.
               Sr. Notes
               8.875%, 2/15/03                        B3             150         127,125
              Applied Extrusion
               Technologies Corp.
               Sr. Notes
               11.50%, 4/1/02                         B2             250         253,750
              Atlantis Group, Inc.
               Sr. Notes
               11.00%, 2/15/03                        B2             250         252,500
         (4)  Equinix, Inc.
               Units
               13.00%, 12/1/07                       N/R             200         206,000
              GSI Group, Inc.
               Gtd.
               10.25%, 11/01/07                       B2             150         104,812
              Hayes International, Inc.
               Sr. Notes
               11.625%, 9/1/04                        B2             250         207,500

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
      (3)(4)  Holley Performance Products
               Sr. Notes
               12.25%, 9/15/07                        B2    $        250    $    238,125
              Jackson Products, Inc.
               Gtd. Series B,
               9.50%, 4/15/05                         B3             100          91,000
              Park-Ohio Industries, Inc.
               Sr. Sub. Notes
               9.25%, 12/1/07                         B2             200         192,000
                                                                            ------------
                    GROUP TOTAL                                                1,672,812
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
MEDICAL (0.2%)
              Triad Hospitals Holdings
               11.00%, 5/15/09                        B3             200         208,000
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (2.0%)
              AK Steel Corp.
               Sr. Notes
               9.125%, 12/15/06                      Ba2             250         255,625
              Algoma Steel, Inc.
               Yankee First
               Mortgage Notes
               12.375%, 7/15/05                       B1             250         234,375
              GS Technologies Operating Co.
               Sr. Notes
               12.00%, 9/1/04                       Caa1             150          83,625
         (2)  Gulf States Steel, Inc.
               First Mortgage Notes
               13.50%, 4/15/03                        B1             250          25,000
              Metallurg, Inc.
               Series B, Gtd. Sr. Notes
               11.00%, 12/1/07                        B3             250         230,625
              National Steel Corp.
               Series D,
               First Mortgage Bonds
               9.875%, 3/1/09                        Ba3             250         256,250
              Sheffield Steel Corp.
               Series B,
               First Mortgage Bonds
               11.50%, 12/1/05                      Caa2             250         207,500
              WCI Steel, Inc.
               Series B, Sr. Secured Notes
               10.00%, 12/1/04                        B2             250         256,875
              Weirton Steel Corp.
               Sr. Notes
               11.375%, 7/1/04                        B2             200         193,000
              Wheeling-Pittsburg Corp.
               Sr. Notes
               9.25%, 11/15/07                        B2             250         235,000
                                                                            ------------
                    GROUP TOTAL                                                1,977,875
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (2.0%)
              AEP Industries, Inc.
               Sr. Sub. Notes
               9.875%, 11/15/07                       B2             400         387,000
              Amtrol, Inc
               Sr. Sub Notes
               10.625%, 12/31/06                      B3             200         196,750
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              BWAY Corp.
               Gtd. Sr. Sub. Notes
               10.25%, 4/15/07                        B2    $        150    $    149,625
      (3)(4)  Berry Plastics Corp.
               Sr. Sub. Notes
               11.00%, 7/15/07                        B3             150         151,875
              Container Corp. of America
               Gtd. Sr. Notes
               9.75%, 4/1/03                          B1             250         255,000
         (1)  Crown Packaging
               Enterprises, Ltd.
               Yankee Sr. Secured
               Discount Notes
               0.00%, 8/1/06                         Ca1             925             463
              Gaylord Container Corp.
               Series B, Sr. Notes
               9.75%, 6/15/07                         B3             250         235,000
              Radnor Holdings, Inc.
               Series B, Gtd. Sr. Notes
               10.00%, 12/1/03                        B2             400         400,000
         (3)  Stone Container Finance Co.
               Yankee Gtd. Sr. Notes
               11.50%, 8/15/06                        B2             250         265,937
                                                                            ------------
                    GROUP TOTAL                                                2,041,650
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (1.8%)
              Ainsworth Lumber Co., Ltd.
               Yankee Sr. Secured Notes
               12.50%, 7/15/07                        B3             250         275,000
              Color Spot Nurseries
               Sr. Sub. Notes
               10.50%, 12/15/07                     Caa1             200         145,000
              Crown Paper Co.
               Sr. Sub. Notes
               11.00%, 9/1/05                         B3             100          61,000
              Doman Industries Ltd.
               Yankee Gtd.
               12.00%, 7/1/04                         B3             150         156,000
              Repap New Brunswick, Inc.
               Yankee Sr. Notes
               10.625%, 4/15/05                     Caa1             300         279,000
              Riverwood International Corp.
               Gtd. Sr. Notes
               10.875%, 4/1/08                      Caa1             250         245,000
              SD Warren Co.
               Debentures
               14.00%, 12/15/06                      N/R             603         689,920
                                                                            ------------
                    GROUP TOTAL                                                1,850,920
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (2.1%)
              American Lawyer Media
               Series B, Gtd.
               9.75%, 12/15/07                        B1             150         148,125
      (3)(4)  American Media Operation
               Sr. Sub. Notes
               10.25%, 5/1/09                         B2             250         252,500

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              Ampex Corp.
               Series B, Sr. Notes
               12.00%, 3/15/03                       N/R    $        250    $    251,250
         (1)  Earthwatch, Inc.
               Units
               0.00%, 7/15/07                        N/R             250         171,875
              Hollinger International
               Publishing
               Gtd.
               9.25%, 3/15/07                        Ba3             150         147,750
         (3)  InterAct Systems, Inc.
               Sr. Discount Notes
               14.00%, 8/1/03                        N/R             400         111,500
         (4)  Liberty Group Operating
               Gtd.
               9.375%, 2/1/08                         B3             100          86,375
         (1)  Liberty Group
               Publishing, Inc.
               Sr. Discount Debentures
               0.00%, 2/1/09                        Caa1             300         150,000
              Mentus Media Corp.
               Units
               12.00%, 2/1/03                        N/R             414         128,340
              TV Guide, Inc.
               Sr. Sub. Notes
               8.125%, 3/1/09                        Ba3             350         350,000
              Tri-State Outdoor Media
               Group, Inc.
               Sr. Notes
               11.00%, 5/15/08                       N/R             300         297,000
                                                                            ------------
                    GROUP TOTAL                                                2,094,715
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
REAL ESTATE (0.2%)
              Bluegreen Corp
               Series B, Gtd.
               Sr. Secured Notes
               10.50%, 4/1/08                         B3             200         174,750
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (5.6%)
              American Restaurant
               Group, Inc.
               Series B, Gtd. Sr. Secured
               Notes
               11.50%, 2/15/03                        B3             250         200,000
              Ameristar Casinos, Inc.
               Series B, Gtd. Notes
               10.50%, 8/1/04                         B3             250         251,875
              Argosy Gaming Co.
               Gtd,
               10.75%, 6/1/09                         B3             100         105,500
              Autotote Corp.
               Series B, Gtd.
               10.875%, 8/1/04                        B2             200         205,000
              Aztar Corp.
               Sr. Sub. Notes
               8.875%, 5/15/07                        B1             250         241,875
              Boyd Gaming Corp.
               Sr. Sub. Notes
               9.50%, 7/15/07                         B1             250         247,500
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              Casino Magic of Louisiana
               Corp.
               Series B, Gtd. First
               Mortgage Notes
               13.00%, 8/15/03                        B3    $        300    $    338,250
              Circus Circus
               Sr. Sub. Notes
               9.25%, 12/1/05                        Ba2             150         152,250
              Coast Hotels &
               Casinos, Inc.
               Gtd.
               9.50% 4/1/09                           B3             150         142,875
              Colorado Gaming &
               Entertainment Co.
               Gtd. Sr. Notes
               12.00%, 6/1/03                        N/R             443         353,375
         (2)  Fitzgeralds Gaming Corp.
               Series B, Gtd. Sr.
               Notes
               12.25%, 12/15/04                     Caa3             200         109,000
              Friendly Ice Cream Corp.
               Gtd. Sr. Notes
               10.50%, 12/1/07                        B1             250         214,375
              HMH Properties
               Gtd. Sr. Secured Notes
               7.875%, 8/1/08                        Ba2             250         222,500
              Hard Rock Hotel, Inc.
               Sr. Sub. Notes
               9.25%, 4/1/05                          B3             400         296,000
              Hollywood Park, Inc.
               Sr. Sub. Notes
               9.50%, 8/1/07                          B2             200         200,000
              Horseshoe Gaming
               Holdings:
               Series B, Sr. Sub. Notes
               9.375%, 6/15/07                        B1             300         300,000
         (3)   8.625%, 5/15/09                        B2             250         241,250
              Isle of Capri Casinos, Inc.
               Gtd.
               8.75%, 4/15/09                         B3             250         230,625
         (5)  Jazz Casino Co. LLC
               Sr. Sub. Notes
               5.987%, 11/15/09                      N/R             150          81,000
              Majestic Star LLC
               Series B, Gtd.
               10.875%, 7/1/06                        B2             250         240,000
              Mohegan Tribal Gaming
               Authority
               Series B, Sr. Secured Notes
               8.125%, 1/1/06                        Ba1             200         196,000
              Park Place Entertainment
               Corp.
               Sr. Sub. Notes
               7.875%, 12/15/05                      Ba2             250         239,375
              Prime Hospitality Corp.
               Secured First Mortgage
               Notes
               9.25%, 1/15/06                        Ba2             250         249,375
              Romacorp, Inc.
               Sr. Notes
               12.00%, 7/1/06                         B3             250         226,875

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              Sante Fe Hotel, Inc.
               First Mortgage Notes
               11.00%, 12/15/00                     Caa2    $        150    $    147,000
              Station Casinos, Inc.
               Sr. Sub. Notes
               9.75%, 4/15/07                         B1             215         217,150
                                                                            ------------
                    GROUP TOTAL                                                5,649,025
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (1.9%)
         (1)  Advance Holdings Corp.
               Sr. Discount Debentures
               0.00%, 4/15/09                       Caa2             350         181,562
              Advance Stores Co., Inc.
               Gtd. Sr. Sub. Notes
               10.25%, 4/15/08                      Caa1             250         216,875
         (3)  Buhrmann US, Inc.
               Sr. Sub. Notes
               12.25%, 11/1/09                        B2             250         259,375
              Dairy Mart Convenience
               Stores, Inc.
               Sr. Sub. Notes
               10.25%, 3/15/04                        B3             251         206,447
              Jitney-Jungle Stores
               of America, Inc.
               Gtd. Sr. Sub. Notes
               10.375%, 9/15/07                       B2             250           5,000
              K Mart Corp.
               Debentures
               7.75%, 10/1/12                        Ba2             200         181,250
         (1)  Mrs. Fields Holding Co.
               Units
               0.00%, 12/1/05                       Caa2             500         280,000
              Pantry, Inc.
               Sr. Sub. Notes
               10.25%, 10/15/07                       B3             200         196,000
              Pathmark Stores, Inc.
               Sr. Sub. Notes
               9.625%, 5/1/03                       Caa1             250         185,000
              Simmons Co.
               Sr. Sub. Notes
               10.25%, 3/15/09                        B3             250         241,875
                                                                            ------------
                    GROUP TOTAL                                                1,953,384
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (15.4%)
              AMSC Acquisition Co., Inc.
               Series B, Gtd. Sr. Notes
               12.25%, 4/1/08                        N/R             150         118,874
         (4)  Caprock Communications
               Sr. Notes
               11.50%, 5/1/09                         B3             150         154,125
              Carrier1 International SA
               Sr. Notes
               13.25%, 2/15/09                        B3             300         300,000
         (1)  Clearnet Communications, Inc.
               Yankee
               Sr. Discount Notes
               0.00%, 12/15/05                        B3             250         245,000
              Concentric Network Corp.
               Sr. Notes
               12.75%, 12/15/07                      N/R             250         264,375
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
         (1)  DTI Holdings, Inc.
               Units
               0.00%, 3/1/08                         N/R    $        300    $    108,000
              Dobson/Sygnet
               Communications, Co.
               Sr. Notes
               12.25%, 12/15/08                      N/R             250         276,875
              Dolphin Telecom plc:
         (1)   Sr. Discount Notes
               0.00%, 6/1/08                        Caa1             250         114,375
               Series B, Yankee
               Sr. Discount Notes
               14.00%, 5/15/09                      Caa1             300         140,625
         (1)  e. spire Communications, Inc.
               Sr. Discount Notes
               0.00%, 11/1/05                        N/R             750         375,000
         (3)  Energis plc
               Sr. Unsub. Notes
               9.75%, 6/15/09                         B1             100         104,750
              Exodus Communications, Inc.
               Sr. Notes
               11.25%, 7/1/08                        N/R              50          51,875
         (1)  Focal Communications
               Corp.
               Sr. Discount Notes
               0.00%, 2/15/08                        N/R             400         248,000
         (1)  GST USA, Inc.
               Gtd. Sr. Discount Notes
               0.00%, 12/15/05                       N/R             600         440,250
              Global Crossing
               Holdings, Ltd.
               Gtd. Sr. Notes
               9.625%, 5/15/08                       N/R             250         249,375
              Globalstar L.P./Globalstar
               Capital Corp.
               Sr. Notes
               10.75%, 11/1/04                        B3             300         195,750
              Globix Corp.
               Sr. Notes
               13.00%, 5/1/05                        N/R             250         252,500
         (1)  ICG Holdings, Inc.:
               Gtd. Sr. Discount Notes
               0.00%, 9/15/05                        N/R             350         302,750
               0.00%, 5/1/06                         N/R             255         192,525
               0.00%, 3/15/07                        N/R             750         489,375
         (1)  ICG Services, Inc.
               Gtd. Sr. Discount Notes
               0.00%, 5/1/08                         N/R             250         126,250
      (3)(4)  Insight Midwest/
               Insight Capital
               Sr. Notes
               9.75%, 10/1/09                         B1             250         259,375
              Intermedia
               Communications, Inc.:
         (1)   Series B, Sr. Discount Notes
               0.00%, 7/15/07                         B2             300         220,500
               Sr. Notes
               8.875%, 11/1/07                        B2             150         141,000

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
              IXC Communications, Inc.
               Sr. Sub. Notes
               9.00%, 4/15/08                         B1    $        250    $    252,500
         (1)  Jordan Telecommunications
               Products, Inc.
               Series B, Sr. Discount Notes
               0.00%, 8/1/07                          B3             250         264,375
              Level 3 Communications, Inc.:
               Sr. Notes
               9.125%, 5/1/08                         B3             275         259,875
         (1)  Sr. Discount Notes
               0.00%, 12/1/08                         B3             300         181,125
              McLeod USA, Inc.:
         (1)   Sr. Discount Notes
               0.00%, 3/1/07                          B2             100          81,000
               Sr. Notes
               9.25%, 7/15/07                         B2             200         200,500
              Metromedia
               International Group, Inc.
               Series B,
               Sr. Discount Notes
               10.50%, 9/30/07                       N/R             916         430,699
              MetroNet
               Communications Corp.:
               Sr. Discount Notes
               10.75%, 11/1/07                         B             350         288,750
         (1)   0.00%, 6/15/08                         B3             250         196,562
              Microcell
               Telecommunications, Inc.
               Series B,
               Yankee Sr. Discount Notes
               14.00%, 6/1/06                         B3             300         264,000
         (1)  Millicom International
               Cellular
               Yankee Sr. Sub.
               Discount Notes
               0.00%, 6/1/06                        Caa1             300         246,375
              NEXTLINK
               Communications, Inc.:
               Sr. Notes
               12.50%, 4/15/06                        B3             100         108,000
               10.75%, 11/15/08                       B3             250         257,500
      (3)(4)   10.50%,12/1/09                         B2             250         256,875
         (1)  Nextel Communications, Inc.
               Sr. Discount Notes
               0.00%, 2/15/08                         B2             900         632,250
              Orion Network
               Systems, Inc.
               Gtd. Sr. Notes
               11.25%, 1/15/07                        B2             250         187,500
              Pagemart Nationwide, Inc.
               Sr. Discount Notes
               12.50%, 2/1/05                         B3             750         651,563
              PSINet, Inc.
               Series B, Sr. Notes
               10.00%, 2/15/05                        B3             250         248,125
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
         (3)  Pegasus Communications Corp.
               Sr. Sub. Notes
               12.50%, 8/1/07                        N/R    $        250    $    269,375
         (1)  Qwest Communications
               International, Inc.:
               Sr. Discount Notes
               0.00%, 10/15/07                        B2             250         202,812
               Series B,
               0.00%, 2/1/08                         Ba1             250         190,938
         (1)  RCN Corp.:
               Sr. Discount Notes
               0.00%, 10/15/07                        B3             150         107,437
               Series B,
               0.00%, 2/15/08                         B3             300         197,625
              RSL Communications plc
               Yankee Gtd. Sr. Notes
               9.125%, 3/1/08                         B3             250         223,750
         (1)  Rhythms Netconnections
               Units
               13.50%, 5/15/08                       N/R             250         135,000
              Sprint Spectrum
               L.P./Sprint
               Spectrum Finance Corp.
               Sr. Notes
               11.00%, 8/15/06                        B2             450         497,772
              Star Choice
               Communications, Inc.
               Yankee Sr. Notes
               13.00%, 12/15/05                      N/R             200         201,250
              Startec Global
               Communications Corp.
               Units
               12.00%, 5/15/08                       N/R             350         296,625
              T/SF Communications Corp.
               Series B,
               Gtd. Sr. Sub. Notes
               10.375%, 11/1/07                       B3             200         192,500
              Teligent, Inc.
               Sr. Notes
               11.50%, 12/1/07                      Caa1             300         292,500
         (1)  Triton PCS, Inc.
               Gtd.
               0.00%, 5/1/08                          B3             300         212,625
      (1)(3)  US Unwired, Inc.
               Sr. Discount Notes
               0.00%, 11/1/09                       Caa1             400         237,500
              Verio, Inc.
               Units
               13.50%, 6/15/04                        B3             400         439,000
         (3)  Viatel, Inc.
               Sr. Notes
               11.50%, 3/15/09                        B3             343         343,001
              Western Wireless Corp.
               Sr. Sub. Notes
               10.50%, 2/1/07                         B3             250         261,250
              Williams Communications
               Group, Inc.
               Sr. Notes
               10.875%, 10/1/09                       B2             250         261,875

    The accompanying notes are an integral part of the financial statements.

                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
         (1)  WinStar Communications, Inc.
               Sr. Discount Notes
               0.00%, 10/15/05                      Caa1    $        400    $    388,000
         (3)  Worldwide Fiber, Inc.
               Sr. Notes
               12.00%, 8/1/09                         B3             250         260,000
                                                                            ------------
                    GROUP TOTAL                                               15,589,933
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (0.2%)
              Maxim Group, Inc.
               Gtd. Sr. Sub. Notes
               9.25%, 10/15/07                        B2             250         199,375
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
TRANSPORTATION (2.0%)
              AirTran Airlines, Inc.
               Sr. Notes
               10.50%, 4/15/01                       N/R             500         483,750
              Allied Holdings
               Gtd. Series B,
               8.625%, 10/1/07                        B1             250         221,875
              Canadian Airlines Corp.
               Yankee Sr. Notes
               12.25%, 8/1/06                       Caa2             300         170,250
              Cenargo International plc
               First Priority Ship
               Mortgage Notes
               9.75%, 6/15/08                        Ba3             100          87,500
              First Wave Marine, Inc.
               Sr. Notes
               11.00%, 2/1/08                         B3             100          70,375
              Golden Ocean Group, Ltd.
               Gtd. Sr. Notes
               10.00%, 8/31/01                        B3             263          14,465
              Sea Containers Ltd.
               Yankee Sr. Notes
               10.75%, 10/15/06                      Ba3             200         198,500
         (1)  TFM Sa De CV
               0.00%, 06/15/09                       N/R             850         547,187
              Trans World Airlines, Inc.
               Sr. Notes
               11.375%, 3/1/06                      Caa1             250         104,375
              Ultrapetrol (Bahamas) Ltd.
               First Mortgage Notes
               10.50%, 4/1/08                         B1             150         123,375
                                                                            ------------
                    GROUP TOTAL                                                2,021,652
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
WASTE MANAGEMENT (0.4%)
              Safety-Kleen Corp.
               Gtd.
               9.25%, 5/15/09                         B3             100          95,250
              Waste Systems
               International, Inc.
               Sr. Notes
               11.50%, 1/15/06                      Caa1             350         346,937
                                                                            ------------
                    GROUP TOTAL                                                  442,187
                                               Moody's          Face
                                               Ratings         Amount          Value
                                              (Unaudited)      (000)         (Note A-1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $69,147,357)                                                        $ 63,158,996
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
U.S. TREASURY NOTES (0.3%)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
               7.25%, 5/15/04
               (Cost $273,203)                       Aaa    $        260         267,842
                                                                            ------------
--------------------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (1.0%)
              Green Tree Financial Corp.
               Manufactured Housing
               Installment Sale Contracts:
               Series 1993-4, Class B1
               7.20%, 1/15/19                        Aaa             743         710,983
              Merrill Lynch Home Equity
               Acceptance Trust
               Series 1994-A, Class A-2
               6.47%, 7/17/22                         A3             212         198,889
              Nationscredit Grantor Trust
               Boat Retail Installment
               Sale Contracts
               Series 1996-1, Class A
               5.85%, 9/15/11                        Aaa              81          78,495
--------------------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $1,041,457)                                                              988,367
                                                                            ------------
                                                         Shares/
                                                          Units
--------------------------------------------------------------------------------------------
-----------------
COMMON STOCKS (5.3%)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
BROADCASTING (1.8%)
   (3)(6)  Spanish Broadcasting
            System, Inc.
            Class B                                        35,700    1,428,000
      (6)  UnitedGlobalCom, Inc.,
            Class A                                         5,442      384,341
                                                                   -----------
                 GROUP TOTAL                                         1,812,341
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.0%)
      (6)  OpTel, Inc.                                        500            5
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.2%)
      (6)  Coinstar, Inc.                                   4,196       58,744
      (6)  Concentric Network Corp.                         3,170       97,676
      (6)  Crown Packaging Holdings,
            Ltd.                                          100,848        1,008
                                                                   -----------
                 GROUP TOTAL                                           157,428
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (0.0%)
      (6)  Weatherford
            International, Inc.                                27        1,078
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                                                         Shares/      Value
                                                          Units    (Note A-1)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (0.1%)
           Premier Holdings, Ltd.                          18,515  $    48,602
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
   (6)(7)  Westfed Holdings, Inc.
            Class B (acquired
            9/20/88,
            cost $127)                                      4,223            0
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.1%)
   (6)(7)  Dr. Pepper Bottling
            Holdings, Inc. Class A
            (acquired 10/21/88,
            cost $40,500)                                  45,000    1,125,000
      (6)  Specialty Foods Corp.                           22,500        1,125
                                                                   -----------
                 GROUP TOTAL                                         1,126,125
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.3%)
(6)(7)(8)  CIC I Acquisition Corp.
            (acquired 10/18/89, cost
            $1,076,725)                                     2,944      273,056
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
      (6)  Sheffield Steel Corp.                            2,500        5,000
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.1%)
(3)(6)(8)  Mail-Well, Inc.                                 10,652      143,802
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
      (6)  Elsinore Corp.                                   6,177        2,316
      (6)  Isle of Capri
            Casinos, Inc.                                   4,982       65,700
   (3)(6)  Motels of America, Inc.                            250        4,500
                                                                   -----------
                 GROUP TOTAL                                            72,516
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (1.7%)
      (6)  Advanced Radio Telecom
            Corp.                                           5,058      121,392
      (6)  CompleTel Holdings LLC
            Class B Shares                                  2,500        2,500
      (6)  e. spire
            Communications, Inc.                           14,168       82,352
      (6)  Globix Corp.                                     1,760      105,600
      (6)  ICG Communications, Inc.                         1,155       21,656
      (6)  Intermedia
            Communications, Inc.                            3,430      133,126
      (6)  Loral Space &
            Communications Co.                                151        3,671
      (6)  Price Communications Corp.                      25,818      718,063
      (6)  Verio, Inc.                                     11,266      520,348
                                                                   -----------
                 GROUP TOTAL                                         1,708,708
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $1,701,047)                                                  5,348,661
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
                                                         Shares/      Value
                                                          Units    (Note A-1)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

PREFERRED STOCKS (2.5%)
--------------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.3%)
      (6)  GPA Group plc 7% Second
            Preferred
            Cum. Conv.                                    650,000  $   334,750
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.0%)
   (5)(6)  Granite Broadcasting Corp.
            12.75% Cum. Exchangeable                           11       11,220
      (6)  Source Media, Inc.                               5,052       22,734
                                                                   -----------
                 GROUP TOTAL                                            33,954
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.3%)
           Adelphia Communications Corp.
            13% Cum Exchangeable, Series B                  2,500      277,500
           NTL, Inc.
            13% Exchangeable,
            Series B                                            1        1,110
                                                                   -----------
                 GROUP TOTAL                                           278,610
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
      (8)  Westfed Holdings, Inc.
            Class A (acquired
            9/20/88-6/18/93, cost
            $1,203,486)                                    14,246       14,246
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.4%)
           Primedia, Inc.
            10% Cum. Exchangeable, Series D                 3,500      358,750
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
           AmeriKing, Inc.
            13% Cum. Exchangeable                           7,099      156,178
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (1.3%)
           Intermedia
            Communications, Inc.
            7% Jr. Convertible,
            Series E                                       15,000      506,250
           NEXTLINK
            Communications, Inc. 14%
            Cum. Exchangeable                               8,759      490,504
           Nextel
            Communications, Inc. 13%
            Exchangeable, Series D                            328      339,480
                                                                   -----------
                 GROUP TOTAL                                         1,336,234
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $3,198,821)                                                  2,512,722
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                         Shares/      Value
                                                          Units    (Note A-1)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RIGHTS (0.1%)
   (6)(7)  Primestar, Inc.
            Share Appreciation Right
            expiring 5/10/00                                2,383  $   118,950
      (6)  Terex Corp.
            expiring 5/15/02                                2,000       28,000
--------------------------------------------------------------------------------------------
-----------------
TOTAL RIGHTS
  (Cost $0)                                                            146,950
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
WARRANTS (0.5%)
   (3)(6)  Ampex Corp.
            expiring 3/15/03                                8,500       27,625
      (6)  Australis Holdings
            Pty. Ltd.
            expiring 10/30/01                                 250            3
      (6)  Australis Media Ltd.
            expiring 5/15/00                                  225            2
   (3)(6)  Carrier1 International SA
            expiring 2/19/09                                  300        3,000
      (6)  Central Bank of Nigeria
            expiring 11/15/20                                 250            0
      (6)  CHC Helicopter Corp.
            expiring 12/15/00                               2,000        2,000
   (6)(8)  CHI Energy, Inc.:
            Series B, expiring
            11/8/03                                         3,790        9,100
            Series C, expiring
            11/8/05                                         2,459        5,904
      (6)  Crown Packaging Holdings,
            Ltd.
            expiring 11/1/03                                1,000           80
      (6)  DIVA Systems Corp.:
      (3)   expiring 5/15/06                                  900      327,240
            expiring 3/1/08                                 2,430       29,160
   (3)(6)  DTI Holdings, Inc.
            expiring 3/1/08                                 1,500           15
      (6)  Dairy Mart Convenience
            Stores, Inc.
            expiring 12/1/01                                4,172        1,460
      (6)  Golden Ocean Group, Ltd.
            expiring 8/31/01                                  342            0
      (6)  HF Holdings, Inc.
            expiring 7/15/02                                1,578       15,780
      (6)  InterAct Systems, Inc.
            expiring 8/1/03                                   400            0
      (6)  Isle of Capri
            Casinos, Inc. expiring
            5/3/01                                            882            9
      (6)  Key Energy Services
            expiring 1/15/09                                  250        6,250
      (6)  McCaw International Ltd.
            expiring 4/15/07                                  750        1,875
      (6)  Mentus Media Corp.
            expiring 2/1/08                                   974           10
      (6)  Petersburg Long
            Distance, Inc.
            expiring 6/01/04                                  560       22,400
      (6)  Source Media, Inc.
            expiring 11/1/07                                2,235       22,350
      (6)  Star Choice
            Communications, Inc.
            expiring 12/5/05                                4,632       18,453
                                                         Shares/      Value
                                                          Units    (Note A-1)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
      (6)  Startec Global
            Communications
            expiring 5/15/08                                  350  $       350
      (6)  USN Communications, Inc.
            expiring 8/15/04                                3,050            0
      (6)  Waste Systems
            International, Inc.
            expiring 3/2/04                                 5,250        3,937
      (6)  Wright Medical Technology
            expiring 6/30/03                                  206            2
--------------------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $1,073,434)                                                    497,005
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $76,435,319)                                                72,920,543
                                                                   -----------
--------------------------------------------------------------------------------------------
-----------------

                                      Moody's           Face
                                      Ratings          Amount
                                    (Unaudited)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FOREIGN SECURITIES (23.9%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (2.8%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (0.1%)
           CIA Internacional
            Telecommunicacoes
            Sr. Notes
            10.375%, 8/1/04                N/R        ARP     $145       118,538
--------------------------------------------------------------------------------------------
-----------------
BELGIUM (0.3%)
           Hermes Europe
            Railtel B.V.
            Yankee Sr. Notes
            10.375%, 1/15/09                B3        USD      300       297,750
--------------------------------------------------------------------------------------------
-----------------
INDONESIA (0.4%)
           APP Fin II Maurtius
            Ltd.
            Yankee
            12.00% ,12/29/49               Caa        USD      270       177,525
           Indah Kiat Fin
            Mauritius
            10.00%, 07/01/07              Caa1        USD      250       185,000
                                                                    ------------
                 GROUP TOTAL                                             362,525
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
MEXICO (1.0%)
           Banco National De
            Commercio
            7.25%, 02/02/04                Ba2        USD      825       769,313
      (3)  Nuevo Grupo Iusacell
            SA
            Sr. Notes
            14.25%, 12/1/06                 B1        USD      270       279,450
                                                                    ------------
                 GROUP TOTAL                                           1,048,763
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                                      Moody's           Face
                                      Ratings          Amount          Value
                                    (Unaudited)         (000)        (Note A-1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
-----------------
NETHERLANDS (0.7%)
   (1)(3)  CompleTel Europe N.V.
            Yankee Gtd.
            14.00%, 2/15/09               Caa1        USD     $250  $    140,000
      (3)  KPNQwest N.V.
            Sr. Notes
            8.125%, 6/1/09                 N/R        USD      250       241,562
      (3)  United Pan-Europe
            Communications N.V.
            Sr. Notes
            10.875%, 8/1/09                 B2        USD      300       304,875
                                                                    ------------
                 GROUP TOTAL                                             686,437
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
POLAND (0.3%)
   (3)(4)  PTC International
            Finance II SA
            Gtd.
            11.25%, 12/1/09                 B2        USD      370       361,212
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $2,842,068)                                                    2,875,225
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (21.1%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (5.1%)
      (9)  Argentina
            9.75%, 9/19/27                 Ba3       USD      730        649,700
            Series L-GL
            6.875%, 3/31/23                Ba3       USD      600        475,500
           Bocon PRO1 Notes
            5.82%, 4/1/07                  Ba3       USD      877        610,312
            Secured Par Bonds,
            Series L-GP
            6.00%, 3/31/23                 Ba3       USD    1,330        874,475
           Republic of
            Argentina:
            Series BGL5
            11.00%, 10/9/06                Ba3       USD      225        221,625
            11.375%, 1/30/17               Ba3       USD      410        407,950
            Unsubordinated
            11.75%, 4/7/09                  B1       USD      420        422,100
            Debentures
            6.8125%, 3/31/05                B1       USD    1,637      1,489,488
                                                                    ------------
                 GROUP TOTAL                                           5,151,150
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (6.1%)
           Federal Republic of
            Brazil:
            Series RG
      (9)   7.00%, 4/15/09                  B2       USD       330       268,538
            Debentures
            Series EI-L
            Registered
      (9)   6.9375%, 4/15/06                B1       USD       160       140,424
      (9)   7.00%, 4/15/12                  B1       USD       500       370,000
            Bearer
      (9)   6.9375%, 4/15/06                B2       USD     1,669     1,468,280
                                      Moody's           Face
                                      Ratings          Amount          Value
                                    (Unaudited)         (000)        (Note A-1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            10.125%, 5/15/27                B1        USD      910       780,780
            Foreign Government
            Gtd.
            7.00%, 4/15/12                  B2        USD   $1,380  $  1,028,100
            Capitalization Bonds
            8.00%, 4/15/14                  B2        USD    2,835     2,129,552
                                                                    ------------
                 GROUP TOTAL                                           6,185,674
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
BULGARIA (0.9%)
      (9)  Republic of Bulgaria:
            Floating Rate Notes
            2.75%, 7/28/12                  B2        USD      450       324,000
      (3)   Front Loaded
            Interest
            Reduction Bonds,
            Series A
            6.50%, 7/28/24                  B2        USD      400       319,500
            Debentures
            Series PDI,
            6.50%, 7/28/11                  B2        USD      405       319,444
                                                                    ------------
                 GROUP TOTAL                                             962,944
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
COLOMBIA (0.4%)
           Republic of Colombia:
            Bonds
            9.75%, 4/23/09                 Ba2        USD      260       241,800
            Yankee Notes
            11.442%, 8/13/05              Baa3        USD      190       183,350
                                                                    ------------
                 GROUP TOTAL                                             425,150
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
ECUADOR (0.2%)
           Government of
            Ecuador:
            Bearer Past Due
            Interest (PDI)
            6.75%, 02/27/15                 B3        USD      578       138,652
            Registered Past Due
            Interest (PDI)
            6.75%, 02/27/15                 B3        USD       92        22,170
                                                                    ------------
                 GROUP TOTAL                                             160,822
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
MEXICO (2.4%)
           United Mexican
            States:
            9.75%, 04/06/05                Ba2        USD      275       285,313
            10.375%, 2/17/09               N/R        USD      550       585,750
            11.50%, 5/15/26                Ba2        USD      415       494,888
            Foreign Government
            Gtd.
            Series D
            6.90%, 12/31/19                Ba2        USD      500       468,125
            Secured Par Bonds
            Series W-A
            6.25%, 12/31/19                Ba2        USD      750       588,750
                                                                    ------------
                 GROUP TOTAL                                           2,422,826
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                                      Moody's           Face
                                      Ratings          Amount          Value
                                    (Unaudited)         (000)        (Note A-1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
-----------------
MOROCCO (0.3%)
      (9)  Republic of Morocco
            6.8825%, 1/1/09                N/R        USD     $290  $    262,450
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
NIGERIA (0.1%)
      (9)  Central Bank of
            Nigeria
            6.25%, 11/15/20                N/R        USD      250       145,625
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
PANAMA (0.3%)
           Republic of Panama
            8.875%, 9/30/27                Ba1        USD      325       273,000
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
PERU (0.6%)
           Republic of Peru:
            Front Loaded
            Interest
            Reduction Bonds
            Series 20 year
            4.00%, 3/7/17                  N/R        USD      495       305,663
            Past Due Interest
            (PDI)
            Series 20 Year
            4.00%, 3/7/17                  N/R        USD      390       268,125
                                                                    ------------
                 GROUP TOTAL                                             573,788
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
PHILIPPINES (0.6%)
           Republic of the
            Philippines
            Bonds
            9.875%, 1/15/19                Ba1        USD      625       617,969
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (2.9%)
           Government of Russia
            9.25%, 11/27/01                 B3        USD      115        92,288
           Russia Federation:
            Registered Series
            8.75%, 7/24/05                  B3        USD    1,315       818,588
            10.00%, 06/26/07                B3        USD      845       529,181
            11.00%, 7/24/18                 B3        USD    1,250       756,250
           Russian Registered
            Bonds
            12.75%, 6/24/28                 B3        USD      520       360,100
      (9)  Vnesheconombank
            Bank
            6.90625%, 12/15/15             N/R        USD      690       120,750
            Series 24 year
            6.8925%, 12/15/20              N/R        USD    1,802       283,815
                                                                    ------------
                 GROUP TOTAL                                           2,960,972
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
TURKEY (0.1%)
           Republic of Turkey
            Bonds
            11.875%, 11/5/04                B1        USD       80        82,600
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
                                      Moody's           Face
                                      Ratings          Amount          Value
                                    (Unaudited)         (000)        (Note A-1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VENEZUELA (1.2%)
           Republic of
            Venezuela:
      (9)  Front Loaded Interest
            Reduction Bonds,
            Series A
            6.875%, 3/31/07                 B2        USD     $357  $    281,250
      (9)  Debt Conversion
            Bonds,
            7.00%, 12/18/07                 B2        USD      381       300,057
            Series DL
            Unsecured Bonds
            9.25%, 9/15/27                 Ba2        USD      880       580,800
                                                                    ------------
                 GROUP TOTAL                                           1,162,107
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $19,397,261)                                                  21,387,077
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $22,239,329)                                                  24,262,302
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
TIME DEPOSITS (1.9%)
  (Cost $1,901,000)                                                    1,901,000
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (97.8%)
  (Cost $100,575,648)                                                 99,083,845
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
OTHER ASSETS IN EXCESS OF
LIABILITIES (2.2%)
                                                                       2,231,304
                                                                    ------------
--------------------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
           Applicable to 11,976,699 issued and outstanding $.001
            par value shares (authorized 100,000,000 shares)
                                                                    $101,315,149
                                                                    ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
N/R--Not Rated
ARP--Argentine Peso
 (1)  Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (2)  Defaulted Security.
 (3)  144A Security. Certain conditions for public sale may exist
 (4)  Private Placement.
 (5)  Payment in kind bond. Market value includes accrued interest.
 (6)  Non-income producing security.
 (7)  Restricted as to private and public resale. Total cost of restricted securities at December 31, 1999 aggregated $1,117,352. Total market value of restricted securities owned at December 31, 1999 was $1,517,006 or 1.50%
     of Net Assets.
 (8)  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
 (9)  Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31,
     1999.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               December 31, 1999
---------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $100,575,648) (Note A-1)............................................     $99,083,845
    Receivables:
      Interest (Note A-6).......................................................       2,646,855
    Investments Sold............................................................          20,122
    Other Assets................................................................           9,343
---------------------------------------------------------------------------------------------------
        Total Assets............................................................     101,760,165
---------------------------------------------------------------------------------------------------
LIABILITIES:
      Payables:
      Investment Advisory Fees (Note B).........................................         115,322
      Investments Purchased.....................................................         107,438
      Professional Fees.........................................................          57,204
      Shareholders' Reports.....................................................          26,327
      Due to Custodian Bank.....................................................          21,631
      Shareholder Servicing Fees................................................          16,954
      Administrative Fees (Note C)..............................................          14,715
      Custodian Fees............................................................          11,835
      Directors' Fees...........................................................           9,213
      Other Liabilities.........................................................          64,377
---------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................         445,016
---------------------------------------------------------------------------------------------------
NET ASSETS......................................................................    $101,315,149
                                                                                  ==============
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................         $11,977
    Capital Paid in Excess of Par Value.........................................     110,690,040
    Undistributed Net Investment Income.........................................       1,398,161
    Accumulated Net Realized Loss...............................................      (9,293,226)
    Unrealized Depreciation on Investments and Foreign Currency Translations....      (1,491,803)
                                                                                  --------------
NET ASSETS APPLICABLE TO 11,976,699 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................    $101,315,149
                                                                                  ==============
NET ASSET VALUE PER SHARE.......................................................           $8.46
===================================================================================================

STATEMENT OF OPERATIONS                                                               Year Ended
                                                                                  December 31, 1999
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6)
     (Net of foreign taxes withheld of $61,279).................................  $    9,189,783
    Dividends (Note A-6)........................................................          89,156
---------------------------------------------------------------------------------------------------
      Total Income..............................................................       9,278,939
---------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B)...........................................         406,567
    Professional Fees...........................................................          89,224
    Administrative Fees (Note C)................................................          76,576
    Shareholders' Reports.......................................................          75,896
    Custodian Fees..............................................................          67,114
    Shareholder Servicing Fees..................................................          61,065
    Directors' Fees and Expenses................................................          44,162
    Annual Meeting Fees.........................................................          18,521
    Other.......................................................................          44,068
---------------------------------------------------------------------------------------------------
      Total Expenses............................................................         883,193
---------------------------------------------------------------------------------------------------
      Net Investment Income.....................................................       8,395,746
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
    Investments.................................................................      (2,078,747)
    Foreign Currency............................................................          44,243
---------------------------------------------------------------------------------------------------
      Total Net Realized Loss...................................................      (2,034,504)
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS.................       3,536,816
---------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)                 1,502,312
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $    9,898,058
===================================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended
                                                                          December 31,         Year Ended
                                                                                  1999     December 31, 1998
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.............................................     $ 8,395,746        $ 7,929,213
    Net Realized Loss on Investments..................................      (2,034,504)        (5,939,600)
    Change in Unrealized Appreciation (Depreciation) on Investments...       3,536,816         (6,663,506)
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              9,898,058         (4,673,893)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.............................................      (8,309,716)        (8,010,301)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Common Stocks Issued through Rights Offering (3,522,559 shares)...      21,657,541                 --
    Offering Costs....................................................        (441,000)                --
------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from Capital Share
      Transactions....................................................      21,216,541
------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets.........................      22,804,883        (12,684,194)
------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year.................................................      78,510,266         91,194,460
------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of
     $1,398,161 and $990,088, respectively)                               $101,315,149        $78,510,266
============================================================================================================

                                                                Year Ended December 31,
            FINANCIAL HIGHLIGHTS               ----------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE:             1999           1998       1997       1996     1995Section
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........   $  9.29        $ 10.79    $ 10.37    $ 10.01      $  9.26
---------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income....................      0.89           0.94       0.89       0.91         0.95
    Net Realized and Unrealized Gain (Loss)
     on Investments..........................      0.42          (1.49)      0.41       0.26         0.61
---------------------------------------------------------------------------------------------------------
      Total from Investment Activities.......      1.31          (0.55)      1.30       1.17         1.56
---------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income....................     (0.92)         (0.95)     (0.88)     (0.81)       (0.76)
    Return of Capital........................        --             --         --         --        (0.05)
---------------------------------------------------------------------------------------------------------
    Total Distributions                           (0.92)         (0.95)     (0.88)     (0.81)       (0.81)
---------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
 Issued through Rights Offering..............     (1.18)            --         --         --           --
Offering Costs...............................     (0.04)            --         --         --           --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................   $  8.46        $  9.29    $ 10.79    $ 10.37      $ 10.01
=========================================================================================================
PER SHARE MARKET VALUE, END OF YEAR..........   $  6.63        $  8.63    $ 10.06    $  9.00      $  8.88
=========================================================================================================
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)......................      1.89%         (5.13)%    13.82%     13.27%       17.57%
    Market Value.............................    (14.03)%*       (5.56)%    22.34%     11.03%       18.16%
=========================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
=========================================================================================================
Net Assets, End of Year (Thousands)..........  $101,315        $78,510    $91,914    $87,656      $84,618
---------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
 Including Expense Offsets...................      1.09%          1.17%      1.08%      1.11%        1.12%
Ratio of Expenses to Average Net Assets......      1.09%          1.17%      1.10%      1.11%          --
Ratio of Net Investment Income to Average Net
 Assets......................................     10.35%          9.17%      8.43%      8.99%        9.80%
Portfolio Turnover Rate......................      41.2%         107.8%     119.1%      65.1%        54.5%
---------------------------------------------------------------------------------------------------------

Section Credit Suisse Asset Management, LLC formerly known as BEA Associates replaced CS First Boston Investment Management as the Fund's investment adviser effective June 13, 1995.
      * Total market value return taken into consideration the rights offering would have been (12.26)%.
    (1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

Credit Suisse Asset Management Strategic Global Income Fund, Inc., formerly known as BEA Strategic Global Income Fund, Inc. (the "Fund"), was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $84,496 (or 0.08% of net assets) at December 31, 1999. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

- investments, transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains/losses on foreign currency transactions represent net foreign exchange gains/losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   The Fund had no outstanding forward foreign currency exchange contracts at December 31, 1999.

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest and to differing book and tax treatment for foreign currency transactions.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized gain (loss) and paid in capital.

B. Credit Suisse Asset Management, LLC, formerly known as BEA Associates (the "Adviser"), provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. Effective March 1, 1999, Brown Brothers Harriman & Co. ("BBH&Co."), replaced Chase Manhattan Bank as the Fund's Administrator and Custodian.

BBH&Co. provides services to the fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

Effective January 25, 1999, BankBoston N.A. replaced Chase Manhattan Bank as the Fund's Transfer Agent.

BankBoston provides transfer agent services to the fund. Under the Transfer Agent Agreement, BankBoston is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund was charged certain out-of-pocket expenses by BankBoston.

D. Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $49,948,037 and $32,333,074, respectively, for the year ended December 31, 1999. Purchases and sales of U.S. government and government agency securities aggregated $273,203 and $0, respectively, for the year ended December 31, 1999.

At December 31, 1999, the cost of investments for Federal income tax purposes was $100,679,362. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $1,595,517 of which $9,754,797 related to appreciated securities and $11,350,314 related to depreciated securities.

At December 31, 1999, the Fund had a capital loss carryforward of $9,081,642 available to offset future capital gains of which $90,877, $743,988, $211,706, $4,354, $4,724,203 and $3,306,514 will expire on December 31, 2000, 2002, 2003,
2005, 2006 and 2007, respectively. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1999 to December 31, 1999 the Fund incurred and elected to defer until January 1, 2000 for U.S. Federal income tax purposes net losses of approximately $107,894.

E. At December 31, 1999, 85.9% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At December 31, 1999, 23.9% of the Fund's net assets comprised foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10% percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1999.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1999 transferable Rights to subscribe for up to an aggregate of 3,522,559 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $6.38 per share. During October 1999, the Fund issued a total of 3,522,559 shares of Common Stock on exercise of such Rights. Rights' offering costs of $441,000 were charged directly against the proceeds of the Offering.

H. The Fund, together with other Funds advised by CSAM, LLC have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter, allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus .50%. At December 31, 1999, there were no loans outstanding for the Fund. During the year ended December 31, 1999 there were no borrowings on this line of credit.

REPORT OF INDEPENDENT ACCOUNTANTS

----------

To the Shareholders and Board of Directors of Credit Suisse Asset Management
Strategic Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Strategic Global Income Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 21, 2000

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                    AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                                                 THREE MONTHS ENDED
                                                         -------------------------------------------------------------------
                                                                                            SEPTEMBER 30,     DECEMBER 31,
                                                         MARCH 31, 1999    JUNE 30, 1999         1999             1999
                                                         ---------------  ---------------  ----------------  ---------------
Investment Income......................................  $ 2,057  $ 0.24  $ 2,005  $ 0.24  $  2,094  $ 0.25  $ 3,123  $ 0.26
Net Investment Income..................................    1,841    0.22    1,805    0.21     1,866    0.22    2,884    0.24
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation (Depreciation) on
 Investments and Foreign Currency......................      204    0.03      281    0.03    (2,702)  (0.32)   3,719    0.68
Net Increase in Net Assets Resulting from Operations...    2,045    0.25    2,086    0.24      (836)  (0.10)   6,603    0.92


                                                                                            SEPTEMBER 30,     DECEMBER 31,
                                                         MARCH 31, 1998    JUNE 30, 1998         1998             1998
                                                         ---------------  ---------------  ----------------  ---------------
Investment Income......................................  $ 2,309  $ 0.27  $ 2,280  $ 0.26  $  2,163  $ 0.26  $ 2,255  $ 0.27
Net Investment Income..................................    2,049    0.24    1,912    0.23     1,931    0.23    2,037    0.24
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation (Depreciation) on
 Investments and Foreign Currency......................    2,428    0.29   (2,809)  (0.33)  (11,239)  (1.28)    (983)  (0.17)
Net Increase (Decrease) in Net Assets Resulting from
 Operations............................................    4,477    0.53     (897)   0.10    (9,689)  (1.15)   1,436    0.17

                         SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the Credit Suisse Asset Management Strategic Global Income Fund, Inc. was held on Monday, May 10, 1999 at the offices of Willkie Farr & Gallagher, 787 7th Avenue, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Enrique R. Arzac                                 7,314,343     102,068       --
          Lawrence J. Fox                                  7,328,561      87,850       --
          James S. Pasman, Jr.                             7,319,300      97,111       --
          William W. Priest, Jr.                           7,326,261      90,150
2.        To ratify the selection of
          PricewaterhouseCoopers LLP as independent
          public accountants of the Fund until the next
          annual meeting.                                  7,297,548      58,973        59,890
3.        To approve an amendment to the Fund's
          Articles of Incorporation to change the name
          of the Fund to Credit Suisse Asset Management
          Strategic Global Income Fund, Inc.               7,038,978     235,109       142,323

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DESCRIPTION OF INVESTLINK(SM) PROGRAM

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The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by Credit Suisse Asset Management Strategic Global Income Fund, Inc., (the "Fund"). BankBoston, N.A., will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.
    An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.
    A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.
    The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.
    The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.
    BankBoston, N.A., as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.
    If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.
    Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.
    A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.
    Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.
    All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.
    A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.
    The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.
    The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgement and research.
    While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.
    Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 523-8506. Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

------------------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

RECENT DEVELOPMENTS (UNAUDITED)

------------

    Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "1934 Act") which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

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
        4947-AR-99